EXHIBIT 32

CERTIFICATION
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
with Respect to the Quarterly Report on Form 10-Q
for the Quarter Ended September 30, 2003

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of UCBH Holdings, Inc., a Delaware corporation (the “Company”), do hereby certify, to such officer’s knowledge, that:

1.	The Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and

2.	Information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2003	/s/ Thomas S. Wu
Thomas S. Wu,
Chairman, President and
Chief Executive Officer

Dated: November 14, 2003	/s/ Jonathan H. Downing
Jonathan H. Downing,
Executive Vice President and
Chief Financial Officer

The certification set forth above is being furnished as an exhibit solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Form 10-Q or as a separate disclosure document of the Company or the certifying officers.